                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 2001

Seeks long-term capital appreciation

SCUDDER SMALL CAP
VALUE FUND

         "Small-cap value funds have enjoyed a resurgence since November 2000 as investors have shown renewed enthusiasm for value-style investing."

                                                      [SCUDDER INVESTMENTS LOGO]

CONTENTS



3
ECONOMIC OVERVIEW



5
PERFORMANCE UPDATE



7
INDUSTRY SECTORS



8
LARGEST HOLDINGS



9
PORTFOLIO OF INVESTMENTS



18
FINANCIAL STATEMENTS



21
FINANCIAL HIGHLIGHTS



23
NOTES TO FINANCIAL STATEMENTS



28
SHAREHOLDERS' MEETING

AT A GLANCE


 SCUDDER SMALL CAP VALUE FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2001 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                 SCUDDER SMALL CAP VALUE     SCUDDER SMALL CAP VALUE     LIPPER SMALL-CAP VALUE
SCUDDER SMALL CAP VALUE FUND CLASS A                  FUND CLASS B                FUND CLASS C           FUNDS CATEGORY AVERAGE*
------------------------------------             -----------------------     -----------------------     -----------------------
21.59                                                     21.14                       21.06                       22.67

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGE; IF SALES CHARGE HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                    AS OF     AS OF
                                   5/31/01   11/30/00
 .........................................................
    SCUDDER SMALL CAP VALUE FUND
    CLASS A                        $20.05     $16.49
 .........................................................
    SCUDDER SMALL CAP VALUE FUND
    CLASS B                        $19.14     $15.80
 .........................................................
    SCUDDER SMALL CAP VALUE FUND
    CLASS C                        $19.26     $15.91
 .........................................................

 SCUDDER SMALL CAP VALUE FUND
 RANKINGS AS OF 5/31/01

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER SMALL-CAP VALUE FUNDS CATEGORY*

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR       #217 of 250 funds     #224 of 250 funds     #222 of 250 funds
 ....................................................................................
    3-YEAR       #179 of 185 funds     #182 of 185 funds     #181 of 185 funds
 ....................................................................................
    5-YEAR        #95 of 99 funds       #98 of 99 funds       #97 of 99 funds
 ....................................................................................

INVESTMENT IN SECURITIES OF SMALL COMPANIES MAY INVOLVE A GREATER RISK OF LOSS AND MORE ABRUPT FLUCTUATIONS IN MARKET PRICE THAN INVESTMENT IN LARGER COMPANIES. CONCENTRATION OF THE FUND'S ASSETS IN SPECIFIC SECTORS MAY PRESENT A GREATER RISK THAN INVESTMENT IN A MORE DIVERSIFIED FUND.

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL. (312)
BOX] 696-6000. The Equity Style Box(TM) placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S
                           PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT
                           ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE
                           PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM
                           DAY TO DAY. A LONGER-TERM VIEW IS REPRESENTED BY
                           THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED
                           ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                           UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE
                           YEARS. MORNINGSTAR HAS PLACED SCUDDER SMALL CAP
                           VALUE FUND IN THE SMALL VALUE CATEGORY. PLEASE
                           CONSULT THE PROSPECTUS FOR A DESCRIPTION OF
                           INVESTMENT POLICIES.

LIQUIDITY A measure of how easy or hard it is to buy or sell a stock. Due to higher recognition levels and a greater quantity of shares, large-cap stocks are typically more liquid than small-cap stocks. Reduced liquidity offers both greater risk and greater return potential: Investors who wish to sell a less-liquid stock may find it difficult to secure a buyer but may also be able to dictate a higher price if the stock is in demand.

NARROW MARKET A period when market leadership is concentrated among a relatively small number of stocks.

PRICE-TO-EARNINGS RATIO A price-to-earnings ratio, often referred to as "P/E" or a "multiple," is a measure of how much an investor is paying for a company's earning power. It is calculated by dividing a company's stock price by its earnings for the most recent four quarters.

VALUATION The level at which an asset or a company is trading, or the analytical technique used to determine the value of an asset or a company.

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.
ECONOMIC OVERVIEW

DEAR SHAREHOLDER:

The plot thickens. Can the Economy in Distress hold out until our hero, Monetary and Fiscal Policy, rides to the rescue?

  Actually, we think this story can have a happy ending, although maintaining that optimism requires a leap of faith. There's no economic evidence that a bottom is near. But all of the monetary indicators -- such as a steep yield curve, exploding money supply growth and record bond issuance -- give us hope. And now we have a tax cut. This suggests that the economy will escape recession -- but just barely. We expect economic growth to average just under 2 percent for the next 18 months -- and this slow advance will curtail inflation, which we expect to rise just 2.5 percent in 2002.

  Why is aggressive monetary and fiscal policy likely to produce such anemic growth? The answer is that even Federal Reserve Board Chairman Alan Greenspan can't fix everything, especially when a certain global villain is at work. Who is this malefactor? Oil. It's likely that purchasing power in the developed world was drained by the recent jump in oil prices.

  But oil's not the only culprit. When the United States ran into trouble, so did other countries. For example, European politicians continue to focus on politics, not economics. And the Japanese government has let structural problems fester during the last 10 years. We now see near-recession conditions almost everywhere.

  You might expect the dollar to decline as other countries become more dependent on the United States and increase the number of goods they sell here -- but astonishingly, it hasn't. That's not necessarily good news, however. More than 30 percent of U.S. corporate profits are earned abroad, and when the dollar rises, those earnings are worth less. Non-American companies also take advantage of their weaker currencies to aggressively price exports to the United States. That undercuts American companies' pricing power and ravages revenue growth. The result is a humdinger of a profits recession. We expect S&P 500 operating profits to be down 15 percent this year as a whole.

  One result of the profit recession is that executives are trying to restore profitability by cutting costs. This hurts the economy. They first go after travel and entertainment, affecting hotels, airlines and restaurants. Next in line are capital spending and payroll, so we expect the unemployment rate to rise from 4.5 percent to 5.5 percent by the end of next year.

  When unemployment rises, consumers feel the heat. Consumer spending won't decrease drastically, because Uncle Sam is putting almost $40 billion in the mail this summer. Still, they won't spend too much. We expect consumption growth through the end of next year to hover around 2 percent.

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.



   [BAR GRAPH]

                                           NOW (6/30/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate1                           5.3                    5.2                    6.1                    5.9
Prime rate2                                     6.75                    9.5                    9.5                   7.75
Inflation rate3*                                 3.6                    3.4                    3.2                      2
The U.S. dollar4                                 9.6                    8.6                    0.6                   -1.8
Capital goods orders5*                          -9.2                   14.3                   14.1                   -0.2
Industrial production 5*                        -2.8                    4.4                    6.4                    3.6
Employment growth6                               0.3                    1.5                    2.5                    2.4

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
(7) THE TWO INTEREST RATES, EMPLOYMENT PLUS THE US DOLLAR HAVE DATA THROUGH JUNE, ALL THE OTHERS ONLY GO THROUGH MAY. THEREFORE "6 MONTHS AGO" FOR THE TWO INTEREST RATES, THE DOLLAR AND EMPLOYMENT IS DECEMBER; FOR THE OTHERS (EXCEPT CAPITAL GOODS), IT'S NOVEMBER.
*DATA AS OF 5/31/01.


SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

                                                               ECONOMIC OVERVIEW

  Because consumption is two-thirds of the economy, it sets the pace for gross domestic product (GDP). And 2 percent GDP growth will not foster inflation. While many myths about the new economy were exaggerated, its disinflationary tendencies were not. We know that inflation is a complex phenomenon, but we don't believe it can survive under conditions of slow growth.

  Moderate growth with low inflation is not a bad end to our story. We doubt that it will feel very satisfying, however. Monetary and Fiscal Policy may well rescue the Economy in Distress, but he can't undo the shock. The convalescence is likely to be prolonged.

Scudder Distributors, Inc.

THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF JULY 1, 2001, AND MAY NOT ACTUALLY COME TO PASS.

PERFORMANCE UPDATE

[TYMOCZKO PHOTO]

AS OF JULY 1, 2001, ROBERT TYMOCZKO ASSUMED RESPONSIBILITY AS LEAD PORTFOLIO MANAGER FOR SCUDDER SMALL CAP VALUE FUND, WHICH WAS KNOWN AS KEMPER SMALL CAP VALUE FUND UNTIL MAY 29, 2001. TYMOCZKO IS A MEMBER OF ZURICH SCUDDER INVESTMENTS' QUANTITATIVE GROUP, WHICH MANAGES PORTFOLIOS OF STOCKS USING PROPRIETARY, COMPUTER-ASSISTED STOCK-SELECTION AND RISK-MANAGEMENT MODELS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

SCUDDER SMALL CAP VALUE FUND DID WELL COMPARED WITH THE OVERALL STOCK MARKET DURING THE PAST SIX MONTHS, POSTING A HIGH DOUBLE-DIGIT POSITIVE RETURN. LEAD PORTFOLIO MANAGER MAC EYSENBACH (THROUGH JUNE 30, 2001) TELLS HOW HE POSITIONED THE PORTFOLIO TO BENEFIT FROM THE VALUE-ORIENTED STOCK MARKET.

Q     HOW DID SCUDDER SMALL CAP VALUE FUND PERFORM BETWEEN NOVEMBER 30, 2000,
AND MAY 31, 2001?

A We are pleased to report that Scudder Small Cap Value Fund's 21.59 percent total return (for the six-month period ended May 31, 2001, for Class A shares unadjusted for sales charges) outpaced the 20.01 percent return of the unmanaged Russell 2000 Value Index, the fund's benchmark group of small-company stocks. The Russell 2000 Index, an unmanaged group of small growth and value funds, rose
12.16 percent over the same six-month period. The fund's results were slightly less than the 22.67 percent six-month return of the average small-cap value fund as compiled by Lipper, Inc.

Q     SOME PARTS OF THE STOCK MARKET, PARTICULARLY LARGE-COMPANY STOCKS, HAVE
NOT DONE WELL IN 2001. WHY HAVE SMALL-CAP VALUE STOCKS BEEN SO STRONG?

A     Small-cap value funds have enjoyed a resurgence since November 2000 as investors have shown renewed enthusiasm for value-style investing. Small companies exhibiting value characteristics had been a relatively neglected asset class in 1999 and early 2000 as stocks of technology and other growth companies surged temporarily to new heights. Beginning in the spring of 2000, investors' fixation with growth at any price fell apart, and stocks began to be more closely evaluated by fundamental measures of value such as price-to-earnings ratios (P/Es), book values, earnings consistency and the relative soundness of each company's business plans and management.

  Going into fiscal year 2001, many small-cap stocks with solid earnings track records, low debt levels and measurable, sustainable growth


PERFORMANCE SNAPSHOT

 SMALL-COMPANY VALUE STOCKS VS. SMALL-COMPANY GROWTH STOCKS

 RUSSELL 2000 VALUE INDEX VS. RUSSELL 2000 GROWTH INDEX
 NOVEMBER 30, 2000, THROUGH MAY 31, 2001

                                                           RUSSELL 2000         RUSSELL 2000
                         MONTH ENDED                          VALUE                GROWTH
------------------------------------------------------------------------------------------------
    12/31/00                                                  10.75%                 6.12%
 ................................................................................................
    1/31/01                                                    2.76                  8.09
 ................................................................................................
    2/28/01                                                   -0.14                -13.71
 ................................................................................................
    3/31/01                                                   -1.60                 -9.09
 ................................................................................................
    4/30/01                                                    4.63                 12.24
 ................................................................................................
    5/31/01                                                    2.57                  2.32
 ................................................................................................

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. NEITHER INDEX SHOWN ABOVE IS AVAILABLE FOR DIRECT INVESTMENT. THE PERFORMANCE SHOWN ABOVE IS NOT INTENDED TO REPRESENT THE PERFORMANCE OF ANY MUTUAL FUND OFFERED BY ZURICH SCUDDER INVESTMENTS.

PERFORMANCE UPDATE

prospects had single-digit P/Es, making them an exceptionally attractive alternative to growth stocks that had lost their growth potential. Slower-growing but better-capitalized old-economy companies were in an excellent position to capture investors' attention, especially as economic signals pointed toward a slowdown, perhaps even a recession.

  Small-cap value stocks have historically been among the market's leading performers after a period of falling interest rates. The Federal Reserve Board's actions to reduce the rate that banks charge each other for overnight loans (from 6.5 percent to 4 percent during the six months ended May 31) served as a catalyst for investors who believe that this historical pattern has the potential to repeat itself.

Q     HOW HAS SCUDDER SMALL CAP VALUE FUND'S PORTFOLIO BEEN POSITIONED SINCE
NOVEMBER?

A     We held a portfolio of stocks with strong fundamental values (P/Es that were much lower and earnings growth rates that were higher than the Russell 2000 Value Index). As of May 31, 2001, the median P/E of holdings in the fund's portfolio was 13.9 times trailing earnings, significantly lower than the 18.7 P/E of stocks in the Russell 2000 Value Index and the 26.2 P/E of stocks in the Russell 2000 Index.

  Strong performance for the fund for the first half of fiscal year 2001 was provided by five areas of the portfolio -- basic materials, capital goods, energy, economically sensitive consumer stocks and transportation. Between November 2000 and May 2001, we increased our exposure in technology and health care stocks as a growing number of stocks became attractively priced. However, our positioning in these two sectors generally did not contribute to the fund's overall positive results. In fact -- from a short-term performance perspective -- technology and health were the weakest links in the portfolio.

  Throughout the period, the fund's investment process remained consistent, one of looking for a diverse mix of inexpensive stocks with stable or improving fundamentals and acceptable risk characteristics. That strategy was rewarded over this period. We held 289 stocks at the end of May 2001. Fresh Del Monte Produce, a food company, was the biggest single contributor to the fund's performance during the period (adding 0.75 percent to total return).

Q     THE FUND'S MANAGEMENT USES A SECTOR-RELATIVE VALUE APPROACH TO PICK
STOCKS. WILL YOU PLEASE WHAT THIS MEANS?

A     Relative value managers seek to determine the value of individual stocks vis-a-vis their peers in a given industry or sector. In managing Scudder Small Cap Value Fund, we strive to keep the economic sector weighting for the fund closely in line with the small-cap market. Then we concentrate our efforts where we believe we can add the greatest value: in choosing the stocks within each sector that are most likely to fare well. This is what drives performance.

  We use a process of thorough quantitative analysis designed to uncover companies that are undervalued, often because they are out of favor with investors, for one reason or another. We systematically collect information on a universe of approximately 2,000 companies and compare the attractiveness of stocks within each economic sector on a relative basis to identify those with the highest expected returns.

  We look for stocks with discounted valuations, based on price-to-earnings, price-to-book and price-to-cash-flow ratios. Typically the fund's holdings are 20 to 30 percent less pricey than the index averages. In addition, we look for stable or improving company fundamentals, such as positive sales and earnings trends and positive changes in earnings estimates -- characteristics that suggest the market at large is more likely to recognize that these companies are undervalued.

Q     WHAT IS YOUR OUTLOOK FOR SMALL-CAP VALUE INVESTING?

A     We are optimistic that this year's rebound in small-cap value stocks can continue. As we entered the fiscal year, the proportion of small-cap stocks with single-digit P/Es was higher than at any time in the prior 10 years. At midyear, the average P/E of stocks that met the fund's investment discipline was still quite attractive. We believe Scudder Small Cap Value Fund is well positioned to benefit investors with a time horizon of five years or longer.

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON
DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON MAY 31, 2001, AND ON NOVEMBER 30, 2000.
[BAR GRAPH]

                                                                SCUDDER SMALL CAP VALUE FUND       SCUDDER SMALL CAP VALUE FUND
                                                                         ON 5/31/01                        ON 11/30/00
                                                                ----------------------------       ----------------------------
Consumer nondurables                                                       32.30                              27.00
Finance                                                                    19.90                              15.00
Capital goods                                                              15.20                              15.00
Technology                                                                  8.80                              14.00
Utilities                                                                   6.50                               5.00
Basic materials                                                             5.40                               0.00
Health care                                                                 5.00                              16.00
Transportation                                                              4.10                               2.00
Energy                                                                      2.50                               3.00
Communication services                                                      0.30                               2.00
Other                                                                       0.00                               1.00

A COMPARISON WITH THE RUSSELL 2000 VALUE INDEX+
DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF SCUDDER SMALL CAP VALUE FUND REPRESENTED ON MAY 31, 2001, COMPARED WITH THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE RUSSELL 2000 VALUE INDEX.
[BAR GRAPH]

                                                                SCUDDER SMALL CAP VALUE FUND       RUSSELL 2000 VALUE INDEX ON
                                                                         ON 5/31/01                          5/31/01
                                                                ----------------------------       ---------------------------
Consumer nondurables                                                       32.30                              26.70
Finance                                                                    19.90                              29.90
Capital goods                                                              15.20                              11.80
Technology                                                                  8.80                               4.20
Utilities                                                                   6.50                               8.90
Basic materials                                                             5.40                               7.60
Health care                                                                 5.00                               5.10
Transportation                                                              4.10                               2.80
Energy                                                                      2.50                               2.70
Communication services                                                      0.30                               0.30

+ The Russell 2000 Value index measures the performance of those Russell 2,000 companies with lower price to both ratios and lower forecasted growth stocks.
  Source: Wiesenberger(R).

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 14.3 percent of the fund's total investment portfolio on May 31, 2001.

            HOLDINGS                                                           PERCENT
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
1.          DOLLAR THRIFTY                Operator of car rental business.       1.9%
            AUTOMOTIVE GROUP
--------------------------------------------------------------------------------------
2.          BORG-WARNER                   Auto power-train components.           1.7%
            AUTOMOTIVE
--------------------------------------------------------------------------------------
3.          ISHARES RUSSELL               Researcher of investment results       1.7%
            2000 INDEX FUND               corresponding to the performance
                                          of publicly traded U.S. small-cap
                                          stocks, as represented by the
                                          Russell 2000 Index.
--------------------------------------------------------------------------------------
4.          CACI                          Provider of information technology     1.6%
            INTERNATIONAL                 products and services.
--------------------------------------------------------------------------------------
5.          WATTS INDUSTRIES              Manufacturer of water and steam        1.4%
                                          valves.
--------------------------------------------------------------------------------------
6.          MYERS INDUSTRIES              Manufacturer of tire service           1.3%
                                          equipment and various plastic and
                                          metal products for home
                                          improvement.
--------------------------------------------------------------------------------------
7.          FRESH DEL MONTE               Producer and distributor of fresh      1.3%
            PRODUCE                       produce.
--------------------------------------------------------------------------------------
8.          FORTRESS                      Real estate investment company.        1.2%
            INVESTMENT
--------------------------------------------------------------------------------------
9.          DEL WEBB                      Developer and marketer of              1.1%
                                          residential communities.
--------------------------------------------------------------------------------------
10.         GENESCO                       Retailer and wholesaler of branded     1.1%
                                          footwear.
--------------------------------------------------------------------------------------

*The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

SCUDDER SMALL CAP VALUE FUND
Portfolio of Investments at May 31, 2001 (Unaudited)

    SHORT TERM INVESTMENTS--2.6%                                                             SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------
                                             Zurich Scudder Cash Management QP Trust, 4.0%
                                               (cost $9,920,722) (c)                        9,920,722   $  9,920,722
                                             ---------------------------------------------------------------------------

    COMMON STOCKS--97.4%
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--2.1%
      TELEPHONE/COMMUNICATIONS
                                             Commonwealth Telephone Enterprises, Inc.*         18,300        650,748
                                             CT Communications, Inc.                          117,500      1,739,000
                                             General Communication, Inc. "A"*                 117,900      1,176,642
                                             Hickory Tech Corp.                                41,300        569,940
                                             IDT Corp.*                                         5,100        133,263
                                             Illuminet Holdings, Inc.*                         38,000      1,130,120
                                             International FiberCom, Inc.*                    142,200        533,250
                                             Lightbridge, Inc.*                                59,306        917,464
                                             North Pittsburgh Systems, Inc.                    94,300      1,056,160
                                             Plantronics, Inc.*                                 3,600         78,048
                                             ---------------------------------------------------------------------------
                                                                                                           7,984,635
------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--4.9%
      BUILDING MATERIALS--1.0%
                                             Elcor Corp.                                       39,025        665,376
                                             Florida Rock Industries, Inc.                     32,400      1,558,440
                                             Pope & Talbot, Inc.                               70,000        994,000
                                             Universal Forest Products, Inc.                   36,300        712,932
                                             ---------------------------------------------------------------------------
                                                                                                           3,930,748

      BUILDING PRODUCTS--1.6%
                                             Dal-Tile International, Inc.*                     65,000      1,040,000
                                             Emcor Group, Inc.*                                59,500      2,632,875
                                             Genlyte Group, Inc.*                              64,200      1,919,580
                                             Nortek, Inc.*                                     27,000        783,000
                                             ---------------------------------------------------------------------------
                                                                                                           6,375,455

      HOMEBUILDING--2.3%
                                             Del Webb Corp.                                   113,300      4,265,745
                                             MDC Holdings, Inc.                                24,420        769,963
                                             NVR, Inc.*                                        13,800      2,380,638
                                             Ryland Group, Inc.                                13,700        620,610
                                             Standard Pacific Corp.                            39,300        725,085
                                             ---------------------------------------------------------------------------
                                                                                                           8,762,041
------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--11.5%
      APPAREL & SHOES--2.5%
                                             Buckle, Inc.*                                     62,700      1,232,055
                                             Chico's FAS, Inc.                                 21,700        721,742
                                             Genesco, Inc.*                                   134,900      4,094,215
                                             K-Swiss, Inc. "A"                                 33,900        818,685
                                             Phillips-Van Heusen Corp.                         87,400      1,354,700
                                             Stride Rite Corp.                                166,700      1,350,270
                                             Tarrant Apparel Group*                            35,000        213,500
                                             ---------------------------------------------------------------------------
                                                                                                           9,785,167

      DEPARTMENT & CHAIN STORES--2.2%
                                             Burlington Coat Factory Warehouse Corp.           44,800        876,288
                                             Casey's General Stores, Inc.                      50,000        538,000
                                             Cato Corp. "A"                                    91,000      1,759,030
                                             Charming Shoppes, Inc.                           255,500      1,545,775
                                             Deb Shops, Inc.                                  102,400      2,119,680
                                             Dress Barn, Inc.*                                 51,500      1,293,680
                                             Shopko Stores, Inc.                               67,900        509,250
                                             ---------------------------------------------------------------------------
                                                                                                           8,641,703

    The accompanying notes are an integral part of the financial statements.   9

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------

      HOME FURNISHINGS--0.6%
                                             American Woodmark Corp.                           54,100   $  1,884,844
                                             Haverty Furniture Co., Inc.                       27,200        345,440
                                             ---------------------------------------------------------------------------
                                                                                                           2,230,284

      HOTELS & CASINOS--0.3%
                                             Anchor Gaming*                                     6,800        432,888
                                             Pinnacle Entertainment, Inc.*                     59,100        544,311
                                             ---------------------------------------------------------------------------
                                                                                                             977,199

      RECREATIONAL PRODUCTS--1.4%
                                             4Kids Entertainment, Inc.*                       111,900      1,902,300
                                             Handleman Co.*                                   160,700      1,952,505
                                             WMS Industries, Inc.*                             53,700      1,612,074
                                             ---------------------------------------------------------------------------
                                                                                                           5,466,879

      RESTAURANTS--2.5%
                                             CEC Entertainment, Inc.*                          92,700      4,013,910
                                             NPC International, Inc.*                         188,200      1,966,690
                                             O'Charley's, Inc.*                                93,100      1,619,940
                                             Ruby Tuesday, Inc.                                78,500      1,334,500
                                             Ryan's Family Steak Houses, Inc.*                 45,300        560,814
                                             ---------------------------------------------------------------------------
                                                                                                           9,495,854

      SPECIALTY RETAIL--2.0%
                                             CSK Auto Corp.*                                   86,100        676,746
                                             Fossil, Inc.*                                     79,000      1,765,650
                                             Sonic Automotive, Inc.*                           20,000        266,000
                                             Spiegel, Inc. "A"                                220,500      1,678,005
                                             Topps Co., Inc.*                                 205,900      2,048,705
                                             Trans World Entertainment Corp.*                 175,200      1,454,160
                                             ---------------------------------------------------------------------------
                                                                                                           7,889,266
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--6.8%
      ALCOHOL & TOBACCO--0.6%
                                             Schweitzer-Mauduit International, Inc.            66,600      1,391,940
                                             Universal Corp.                                   23,200        923,824
                                             ---------------------------------------------------------------------------
                                                                                                           2,315,764

      CONSUMER ELECTRONIC &
      PHOTOGRAPHIC--0.5%
                                             Applica, Inc.                                     70,000        594,300
                                             Salton, Inc.*                                     75,500      1,502,450
                                             ---------------------------------------------------------------------------
                                                                                                           2,096,750

      CONSUMER SPECIALTIES--0.1%
                                             Russ Berrie & Co., Inc.                           19,500        521,625
                                             ---------------------------------------------------------------------------

      FOOD & BEVERAGE--4.4%
                                             Corn Products International                      102,500      2,936,625
                                             Earthgrains Co.                                   51,900      1,346,805
                                             Fresh Del Monte Produce, Inc.*                   441,700      4,858,700
                                             J & J Snack Foods Corp.*                          82,400      1,928,984
                                             Jack in the Box, Inc.*                            52,300      1,341,495
                                             Lance, Inc.                                      151,500      1,752,855
                                             Performance Food Group Co.                       113,400      2,910,978
                                             ---------------------------------------------------------------------------
                                                                                                          17,076,442

      PACKAGE GOODS/ COSMETICS--0.2%
                                             Chattem, Inc.*                                    59,600        592,424
                                             ---------------------------------------------------------------------------

      TEXTILES--1.0%
                                             Nautica Enterprises, Inc.*                        92,400      1,889,580
                                             Springs Industries, Inc. "A"                      40,300      1,821,560
                                             ---------------------------------------------------------------------------
                                                                                                           3,711,140
------------------------------------------------------------------------------------------------------------------------

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------

    DURABLES--6.2%
      AEROSPACE--1.1%
                                             Aeroflex, Inc.*                                   50,050   $    596,596
                                             Alliant Techsystems, Inc.*                        28,350      2,703,456
                                             Kaman Corp. "A"                                   54,800        933,792
                                             ---------------------------------------------------------------------------
                                                                                                           4,233,844

      AUTOMOBILES--2.3%
                                             Borg-Warner Automotive, Inc.                     142,700      6,457,175
                                             Dura Automotive Systems, Inc.*                    73,000        909,580
                                             Oshkosh Truck Corp. "B"                           36,200      1,350,622
                                             Polaris Industries, Inc.                             300         12,915
                                             ---------------------------------------------------------------------------
                                                                                                           8,730,292

      CONSTRUCTION/AGRICULTURAL
      EQUIPMENT--0.4%
                                             Terex Corp.*                                      77,800      1,710,822
                                             ---------------------------------------------------------------------------

      LEASING COMPANIES--2.0%
                                             Aaron Rents, Inc.                                 23,800        435,778
                                             Dollar Thrifty Automotive Group, Inc.*           304,800      7,223,760
                                             Rent-Way, Inc.*                                   21,800        154,780
                                             ---------------------------------------------------------------------------
                                                                                                           7,814,318

      TELECOMMUNICATIONS EQUIPMENT--0.4%
                                             Brooktrout Technology, Inc.*                      49,100        314,240
                                             Spectralink Corp.*                                47,300        432,795
                                             Tollgrade Communications, Inc.*                   18,900        603,099
                                             ---------------------------------------------------------------------------
                                                                                                           1,350,134

      TIRES--0.0%
                                             Cooper Tire & Rubber Co.                           4,300         56,545
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ENERGY--4.1%
      OIL & GAS PRODUCTION--3.1%
                                             Cabot Oil & Gas Corp. "A"                         38,100      1,173,480
                                             Clayton Williams Energy, Inc.*                    37,300        723,620
                                             Comstock Resources, Inc.*                         79,500        926,970
                                             Cross Timbers Oil Co.                             84,650      2,497,175
                                             Frontier Oil Corp.                                19,500        261,300
                                             Houston Exploration Co.*                          29,700      1,009,503
                                             HS Resources, Inc.*                               15,100        987,087
                                             Key Production Co., Inc.*                         54,300      1,004,550
                                             Patina Oil & Gas Corp.                            47,800      1,443,560
                                             Penn Virginia Corp.                               37,700      1,391,884
                                             Swift Energy Co.*                                 15,300        512,703
                                             ---------------------------------------------------------------------------
                                                                                                          11,931,832

      OIL COMPANIES--0.8%
                                             Giant Industries, Inc.*                          214,600      2,242,570
                                             Stone Energy Corp.*                               19,114      1,003,485
                                             ---------------------------------------------------------------------------
                                                                                                           3,246,055

      OILFIELD SERVICES/EQUIPMENT--0.2%
                                             Seitel, Inc.*                                     33,900        593,250
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--15.5%
      BANKS--6.7%
                                             1st Source Corp.                                  12,560   $    245,046
                                             BankAtlantic Bancorp., Inc. "A"                  234,700      1,689,840
                                             Banner Corp.                                      86,350      1,744,270
                                             Dime Community Bancshares                         71,700      2,043,450
                                             Downey Financial Corp.                            20,000        863,400
                                             First Citizens BancShares, Inc. "A"               13,400      1,252,900
                                             First Federal Capital Corp.                      109,300      1,579,385
                                             First Federal Financial Corp.*                    88,800      2,641,800
                                             First Financial Holdings, Inc.                     8,800        173,712
                                             First Indiana Corp.                               42,200        983,260
                                             First Republic Bank*                              61,200      1,620,576
                                             GBC Bancorp                                       72,600      2,000,130
                                             Independent Bank Corp.                            13,900        223,790
                                             Irwin Financial Corp.                             15,200        336,072
                                             MAF Bancorp, Inc.                                 73,200      1,989,576
                                             PFF Bancorp, Inc.                                103,000      2,216,560
                                             Provident Bankshares Corp.                        19,800        475,398
                                             R & G Financial Corp. "B"                         51,750        842,490
                                             Sandy Spring Bancorp., Inc.                       17,600        544,720
                                             St. Francis Capital Corp.                         62,200      1,352,850
                                             Westcorp                                          53,200        959,728
                                             Westcorp, Rights*                                 53,200          3,192
                                             ---------------------------------------------------------------------------
                                                                                                          25,782,145

      CONSUMER FINANCE--0.3%
                                             Tucker Anthony Sutro Corp.                        50,000      1,095,000
                                             ---------------------------------------------------------------------------

      INSURANCE--4.6%
                                             Alfa Corp.                                        70,200      1,379,430
                                             AmerUS Group, Inc.                                32,100      1,152,390
                                             First American Financial Co.                      70,000      1,433,600
                                             LandAmerica Financial Group, Inc.                 21,600        616,680
                                             Midland Co.                                       12,400        440,200
                                             National Western Life Insurance Co.*               8,400        784,140
                                             Philadelphia Consolidated Holding Corp.*          79,800      2,524,872
                                             PMA Capital Corp.                                 77,900      1,332,090
                                             RLI Corp.                                         48,100      1,985,568
                                             SCPIE Holdings, Inc.                              16,200        307,800
                                             Selective Insurance Group, Inc.                   96,000      2,400,000
                                             State Auto Financial Corp.                        27,500        413,875
                                             Stewart Information Services Corp.                57,200        980,980
                                             White Mountains Insurance Group, Inc.              5,100      1,764,600
                                             ---------------------------------------------------------------------------
                                                                                                          17,516,225

      OTHER FINANCIAL COMPANIES--1.8%
                                             iShares Russell 2000 Index Fund                   65,000      6,441,500
                                             NCO Group, Inc.*                                  21,500        623,930
                                             ---------------------------------------------------------------------------
                                                                                                           7,065,430

      REAL ESTATE--2.1%
                                             Fortress Investment Corp.* (b)                   388,759      4,810,893
                                             Prentiss Properties Trust (REIT)                 127,200      3,230,880
                                             ---------------------------------------------------------------------------
                                                                                                           8,041,773
------------------------------------------------------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------

    HEALTH--12.5%
      BIOTECHNOLOGY--0.6%
                                             Bio-Rad Laboratories, Inc. "A"*                   47,500   $  2,047,250
                                             Pharmacopeia, Inc.*                               15,600        312,000
                                             ---------------------------------------------------------------------------
                                                                                                           2,359,250

      HEALTH INDUSTRY SERVICES--3.6%
                                             Accredo Health, Inc.*                             14,300        475,761
                                             AdvancePCS*                                       37,800      2,302,398
                                             AmeriPath, Inc.*                                  86,200      2,198,962
                                             Covance, Inc.*                                    32,000        587,840
                                             DVI, Inc.*                                        31,800        472,230
                                             Hooper Holmes, Inc.                               84,200        833,580
                                             Mid Atlantic Medical Services, Inc.*              13,800        227,976
                                             PAREXEL International Corp.*                     152,700      2,099,625
                                             RehabCare Group, Inc.*                            19,700        856,753
                                             Res-Care, Inc.*                                   33,400        165,998
                                             Rightchoice Managed Care, Inc.*                   27,000      1,053,000
                                             Syncor International Corp.*                       58,000      1,690,120
                                             US Oncology, Inc.*                               147,500      1,101,825
                                             ---------------------------------------------------------------------------
                                                                                                          14,066,068

      HOSPITAL MANAGEMENT--1.4%
                                             Coventry Health Care, Inc.*                      101,400      1,713,660
                                             Province Healthcare Co.*                          55,450      1,491,605
                                             Triad Hospitals, Inc.*                            81,335      2,008,980
                                             ---------------------------------------------------------------------------
                                                                                                           5,214,245

      MEDICAL SUPPLY & SPECIALTY--5.5%
                                             ArthroCare Corp.*                                 29,500        654,900
                                             Bacou USA, Inc.*                                 132,800      3,718,400
                                             Conmed Corp.*                                    179,100      3,843,486
                                             Cooper Companies, Inc.                            75,600      3,454,920
                                             Impath, Inc.*                                     26,500        992,425
                                             Inamed Corp.*                                     31,200        711,360
                                             PolyMedica Corp.*                                 10,900        347,819
                                             ResMed, Inc.*                                     29,700      1,621,620
                                             Theragenics Corp.*                               177,300      1,744,632
                                             Vital Signs, Inc.                                 78,900      2,726,784
                                             Zoll Medical Corp.*                               55,700      1,341,813
                                             ---------------------------------------------------------------------------
                                                                                                          21,158,159

      PHARMACEUTICALS--1.4%
                                             Alpharma, Inc. "A"                                58,300      1,495,395
                                             Noven Pharmaceuticals, Inc.*                       7,000        216,160
                                             Pharmaceutical Product Development                34,400      1,103,896
                                             Sicor, Inc.*                                     158,300      2,719,594
                                             ---------------------------------------------------------------------------
                                                                                                           5,535,045
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--9.5%
      CONTAINERS & PAPER--0.5%
                                             Ivex Packaging Corp.*                             93,000      1,432,200
                                             P.H. Glatfelter Co.                               37,200        571,020
                                             ---------------------------------------------------------------------------
                                                                                                           2,003,220

      DIVERSIFIED MANUFACTURING--2.3%
                                             Briggs & Stratton Corp.                           47,000      2,033,690
                                             JLG Industries, Inc.                              53,800        632,150
                                             Myers Industries, Inc.                           329,426      4,957,861
                                             NACCO Industries, Inc. "A"                         9,400        687,140
                                             SPS Technologies, Inc.*                           13,600        684,080
                                             ---------------------------------------------------------------------------
                                                                                                           8,994,921

      ELECTRICAL PRODUCTS--0.3%
                                             C&D Technologies, Inc.                            35,100      1,077,570
                                             Methode Electronics "A"                           11,800         88,146
                                             ---------------------------------------------------------------------------
                                                                                                           1,165,716

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------

      INDUSTRIAL SPECIALTY--1.4%
                                             A.O. Smith Corp.                                   9,800   $    165,130
                                             Buckeye Technologies, Inc.*                       45,300        557,190
                                             Concord Camera Corp.*                             91,900        749,904
                                             FSI International, Inc.*                          55,000        630,850
                                             General Cable Corp.                               71,100      1,084,275
                                             Jakks Pacific, Inc.*                              80,600      1,268,644
                                             II-VI, Inc.*                                      28,800        435,168
                                             UNOVA, Inc.*                                      89,000        449,450
                                             ---------------------------------------------------------------------------
                                                                                                           5,340,611

      MACHINERY/COMPONENTS/
      CONTROLS--4.2%
                                             American Axle & Manufacturing Holdings, Inc.*    135,500      1,696,460
                                             Astec Industries, Inc.*                          106,500      1,898,895
                                             CIRCOR International, Inc.                       120,900      2,838,732
                                             Intermet Corp.                                   217,400      1,032,650
                                             MKS Instruments, Inc.*                            26,400        704,959
                                             Penn Engineering & Manufacturing Corp.            44,000        858,000
                                             Stratos Lightwave, Inc.*                          17,833        202,944
                                             Watts Industries, Inc. "A"                       333,800      5,307,420
                                             Woodward Governor Co.                             24,800      1,876,864
                                             ---------------------------------------------------------------------------
                                                                                                          16,416,924

      OFFICE EQUIPMENT/SUPPLIES--0.4%
                                             United Stationers, Inc.*                          53,400      1,519,230
                                             ---------------------------------------------------------------------------

      SPECIALTY CHEMICALS--0.3%
                                             Albermarle Corp.                                  45,000      1,030,500
                                             ---------------------------------------------------------------------------

      WHOLESALE DISTRIBUTORS--0.1%
                                             WESCO International, Inc.*                        62,000        517,700
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MEDIA--0.1%
      ADVERTISING
                                             ADVO, Inc.*                                        8,100        263,331
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.9%
      STEEL & METALS
                                             AK Steel Holding Corp.                            90,100      1,206,439
                                             Gibraltar Steel Corp.                             25,300        475,640
                                             Quanex Corp.                                      79,900      1,785,765
                                             ---------------------------------------------------------------------------
                                                                                                           3,467,844
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--5.5%
      EDP SERVICES--0.1%
                                             Analysts International Corp.                      36,900        201,474
                                             ---------------------------------------------------------------------------

      ENVIRONMENTAL SERVICES--0.8%
                                             URS Corp.*                                       116,700      3,159,069
                                             ---------------------------------------------------------------------------

      INVESTMENT--1.0%
                                             Raymond James Financial, Inc.                     34,900      1,015,590
                                             Southwest Securities Group, Inc.                 136,610      2,848,319
                                             ---------------------------------------------------------------------------
                                                                                                           3,863,909

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------

      MISCELLANEOUS COMMERCIAL
      SERVICES--2.5%
                                             AnswerThink, Inc.*                                83,600   $    573,496
                                             eLoyalty Corp.*                                   41,500         85,490
                                             Encompass Services Corp.*                        235,194      2,048,540
                                             First Consulting Group, Inc.*                      9,200         64,400
                                             iGATE Capital Corp.*                               4,200          8,106
                                             Insurance Auto Auctions, Inc.*                    19,200        260,352
                                             IT Group, Inc.*                                   94,200        586,866
                                             Kelly Services, Inc. "A"                          60,300      1,412,226
                                             Modis Professional Services, Inc.*               242,700      1,385,817
                                             Syntel, Inc.*                                     31,100        279,900
                                             Volt Information Sciences, Inc.*                  51,600        936,540
                                             Wilsons Leather Experts, Inc.*                    88,300      1,668,870
                                             Zomax, Inc.*                                      73,100        503,659
                                             ---------------------------------------------------------------------------
                                                                                                           9,814,262

      MISCELLANEOUS CONSUMER
      SERVICES--0.8%
                                             CDI Corp.*                                        57,500        960,250
                                             Hall, Kinion & Associates, Inc.*                  42,800        342,828
                                             Integrated Electrical Services, Inc.*            205,000      1,842,950
                                             ---------------------------------------------------------------------------
                                                                                                           3,146,028

      PRINTING/PUBLISHING--0.3%
                                             Mail-Well, Inc.*                                 218,300      1,178,820
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--11.8%
      COMPUTER SOFTWARE--4.1%
                                             Advanced Digital Information Corp.*               95,400      1,739,142
                                             Advent Software, Inc.*                            31,400      2,049,164
                                             Factset Research Systems, Inc.                    74,500      2,988,195
                                             Hyperion Solutions Corp.*                         28,400        432,532
                                             InteliData Technologies Corp.*                    90,800        472,160
                                             IntraNet Solutions, Inc.*                         11,300        408,156
                                             MAPICS, Inc.*                                     75,000        402,000
                                             MapInfo Corp.*                                    19,650        580,068
                                             Metro Information Services, Inc.*                111,400        523,580
                                             MICROS Systems, Inc.*                             12,600        272,790
                                             MTS Systems Corp.                                140,000      1,706,600
                                             Progress Software Corp.*                          49,800        806,262
                                             Remedy Corp.*                                     16,800        302,400
                                             THQ, Inc.*                                        41,700      2,022,450
                                             Unigraphics Solutions, Inc.*                      21,800        643,318
                                             Verity, Inc.*                                     37,600        580,920
                                             Vertel Corp.*                                     64,300         93,878
                                             ---------------------------------------------------------------------------
                                                                                                          16,023,615

      DIVERSE ELECTRONIC PRODUCTS--0.7%
                                             Cable Design Technologies Corp.*                  85,800      1,218,360
                                             DSP Group, Inc.*                                  39,600        713,988
                                             Esterline Technologies Corp.*                     44,500        934,500
                                             ---------------------------------------------------------------------------
                                                                                                           2,866,848

      EDP PERIPHERALS--0.5%
                                             Gerber Scientific, Inc.                           80,500        652,050
                                             InFocus Corp.*                                    60,000      1,014,000
                                             NeoMagic Corp.*                                  111,600        377,208
                                             ---------------------------------------------------------------------------
                                                                                                           2,043,258

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------

      ELECTRONIC COMPONENTS/
      DISTRIBUTORS--1.2%
                                             Arrow Electronics, Inc.                           10,500   $    394,065
                                             Brightpoint, Inc.*                                87,600        311,856
                                             Captaris, Inc.*                                  188,900        474,139
                                             CTS Corp.                                         44,800      1,008,000
                                             Kent Electronics Corp.*                           29,900        640,159
                                             Maxwell Technologies, Inc.*                       36,200        762,372
                                             Pioneer-Standard Electronics, Inc.                94,500      1,067,850
                                             Rogers Corp.*                                      2,000         52,400
                                             ---------------------------------------------------------------------------
                                                                                                           4,710,841

      ELECTRONIC DATA PROCESSING--0.6%
                                             Epresence, Inc.*                                  50,200        187,748
                                             Sunquest Information Systems, Inc.*              142,200      2,216,898
                                             ---------------------------------------------------------------------------
                                                                                                           2,404,646

      MILITARY ELECTRONICS--0.4%
                                             Titan Corp.                                       61,300      1,370,668
                                             ---------------------------------------------------------------------------

      OFFICE/PLANT AUTOMATION--2.1%
                                             CACI International, Inc. "A"*                    150,200      6,113,140
                                             FileNet Corp.*                                    43,500        533,310
                                             Mercury Computer Systems, Inc.*                   16,200        772,740
                                             Radiant Systems, Inc.*                            56,300        785,948
                                             ---------------------------------------------------------------------------
                                                                                                           8,205,138

      PRECISION INSTRUMENTS--0.8%
                                             Analogic Corp.                                    21,500        994,375
                                             Moog Inc. "A"*                                    24,200        883,300
                                             Photon Dynamics, Inc.*                            36,400      1,147,328
                                             ---------------------------------------------------------------------------
                                                                                                           3,025,003

      SEMICONDUCTORS--1.4%
                                             Actel Corp.*                                       7,000        142,730
                                             Alliance Semiconductor Corp.*                    105,000      1,327,200
                                             Alpha Industries, Inc.*                           68,700      1,511,400
                                             Exar Corp.*                                       26,400        609,576
                                             General Semiconductor, Inc.*                      46,900        519,652
                                             Microsemi Corp.*                                  11,200        644,000
                                             Pericom Semiconductor Corp.*                      28,900        424,252
                                             White Electronic Designs Corp.*                   44,700        148,404
                                             ---------------------------------------------------------------------------
                                                                                                           5,327,214
------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--1.2%
      AIRLINES--0.2%
                                             America West Holdings Corp. "B"*                  89,600        918,400
                                             ---------------------------------------------------------------------------

      RAILROADS--0.2%
                                             Trinity Industries, Inc.                          30,100        672,735
                                             ---------------------------------------------------------------------------

      TRUCKING--0.8%
                                             Arkansas Best Corp.*                              40,200        864,300
                                             Roadway Express, Inc.                             64,600      1,691,228
                                             Yellow Corp.                                      42,800        815,768
                                             ---------------------------------------------------------------------------
                                                                                                           3,371,296
------------------------------------------------------------------------------------------------------------------------

    UTILITIES--4.8%
      ELECTRIC UTILITIES--3.1%
                                             Anixter International, Inc.*                      61,500      1,838,850
                                             Black Hills Corp.                                 26,700      1,465,830
                                             El Paso Electric Co.*                            164,300      2,610,727
                                             Public Service Co. of New Mexico                 102,100      3,692,957
                                             WPS Resources Corp.                               70,500      2,334,255
                                             ---------------------------------------------------------------------------
                                                                                                          11,942,619

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------

      NATURAL GAS DISTRIBUTION--1.7%
                                             Cascade Natural Gas Corp.                        102,900   $  1,955,100
                                             Energen Corp.                                     38,000      1,254,000
                                             NUI Corp.                                         61,500      1,323,480
                                             ONEOK, Inc.                                       10,000        421,000
                                             South Jersey Industries, Inc.                     45,900      1,395,358
                                             ---------------------------------------------------------------------------
                                                                                                           6,348,938
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $337,057,581)                                         376,668,586
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $346,978,303)(a)                                     $386,589,308
                                             ---------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 *  Non-income producing security.

(a) The cost for federal income tax purposes was $347,011,639. At May 31, 2001, net unrealized appreciation for all securities based on tax cost was $39,577,669. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $79,046,465 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $39,468,796.

(b) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $4,810,893 (1.23% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at May 31, 2001 aggregated $7,775,180. These securities may also have certain restrictions as to resale.

(c) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2001
(UNAUDITED)

ASSETS
----------------------------------------------------------------------------
Investments in securities, at value (cost $346,978,303)         $386,589,308
----------------------------------------------------------------------------
Cash                                                                  10,000
----------------------------------------------------------------------------
Receivable for investments sold                                      658,819
----------------------------------------------------------------------------
Dividend receivable                                                  264,890
----------------------------------------------------------------------------
Receivable for Fund shares sold                                    5,104,717
----------------------------------------------------------------------------
TOTAL ASSETS                                                     392,627,734
----------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                     591,525
----------------------------------------------------------------------------
Accrued management fee                                               253,139
----------------------------------------------------------------------------
Accrued reorganization costs                                         154,844
----------------------------------------------------------------------------
Accrued Directors' fees and expenses                                  38,670
----------------------------------------------------------------------------
Other accrued expenses and payables                                  493,054
----------------------------------------------------------------------------
Total liabilities                                                  1,531,232
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $391,096,502
----------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss                                 $ (1,460,188)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments         39,611,005
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (71,632,677)
----------------------------------------------------------------------------
Paid-in-capital                                                  424,578,362
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $391,096,502
----------------------------------------------------------------------------
NET ASSET VALUE
----------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($185,510,923 / 9,251,447 shares of capital stock
  outstanding, $.01 par value, 320,000,000 number of shares
  authorized)                                                         $20.05
----------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $20.05)              $21.27
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($166,877,922
  / 8,719,740 shares of capital stock outstanding, $.01 par
  value, 320,000,000 number of shares authorized)                     $19.14
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($32,959,874 /
  1,711,202 shares of capital stock outstanding, $.01 par
  value, 80,000,000 number of shares authorized)                      $19.26
----------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price per share
  ($5,747,783 / 276,817 shares of capital stock outstanding,
  $.01 par value, 80,000,000 number of shares authorized)             $20.76
----------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended May 31, 2001
(UNAUDITED)

INVESTMENT INCOME
---------------------------------------------------------------------------
Dividends                                                       $ 1,899,244
---------------------------------------------------------------------------
Interest                                                            210,801
---------------------------------------------------------------------------
Total income                                                      2,110,045
---------------------------------------------------------------------------
Expenses:
Management fee                                                    1,345,681
---------------------------------------------------------------------------
Administrative fee                                                   15,789
---------------------------------------------------------------------------
Services to shareholders                                            925,743
---------------------------------------------------------------------------
Custodian fees                                                       13,063
---------------------------------------------------------------------------
Distribution services fees                                          694,490
---------------------------------------------------------------------------
Administrative services fees                                        428,428
---------------------------------------------------------------------------
Auditing                                                             24,918
---------------------------------------------------------------------------
Legal                                                                 8,206
---------------------------------------------------------------------------
Directors' fees and expenses                                         16,354
---------------------------------------------------------------------------
Reports to shareholders                                              77,124
---------------------------------------------------------------------------
Registration fees                                                    21,092
---------------------------------------------------------------------------
Other                                                                 6,316
---------------------------------------------------------------------------
Total expenses, before expense reductions                         3,577,204
---------------------------------------------------------------------------
Expense reductions                                                   (6,971)
---------------------------------------------------------------------------
Total expenses, after expense reductions                          3,570,233
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                     (1,460,188)
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
---------------------------------------------------------------------------
Net realized gain (loss) from investments                        (1,055,788)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   71,454,194
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                       70,398,406
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $68,938,218
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED
                                                                   MAY 31,        YEAR ENDED
                                                                    2001         NOVEMBER 30,
                                                                 (UNAUDITED)         2000
INCREASE (DECREASE) IN NET ASSETS
---------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                    $  (1,460,188)     (4,428,991)
---------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                (1,055,788)     19,775,174
---------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                     71,454,194     (42,052,439)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         68,938,218     (26,706,256)
---------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         222,722,371     433,586,236
---------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (232,501,651)   (696,747,472)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                       (9,779,280)   (263,161,236)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                  59,158,938    (289,867,492)
---------------------------------------------------------------------------------------------
Net assets at beginning of period                                 331,937,564     621,805,056
---------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment loss of $1,460,188 at May 31, 2001)                  $ 391,096,502     331,937,564
---------------------------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                          CLASS A
                                   -------------------------------------------------------------------------------------
                                   SIX MONTHS                    YEAR ENDED                 ELEVEN MONTHS
                                    ENDED                       NOVEMBER 30,                  ENDED         YEAR ENDED
                                   MAY 31, 2001        ------------------------------       NOVEMBER 30,    DECEMBER 31,
                                   (UNAUDITED)         2000        1999         1998          1997            1996
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                               $16.49            17.75       17.80        21.83           18.28          14.50
------------------------------------------------------------------------------------------------------------------------
Income from investment
operations:
Net investment income (loss)           (.04)(a)         (.10)(a)     .04(a)       .06             .05            .14(a)
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investment
transactions                           3.60            (1.16)       (.09)       (3.39)           3.50           4.14
------------------------------------------------------------------------------------------------------------------------
Total from investment
operations                             3.56            (1.26)       (.05)       (3.33)           3.55           4.28
------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                    --               --          --           --              --           (.07)
------------------------------------------------------------------------------------------------------------------------
Net realized gains on
investment transactions                  --               --          --         (.70)             --           (.43)
------------------------------------------------------------------------------------------------------------------------
Total distributions                      --               --          --         (.70)             --           (.50)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $20.05            16.49       17.75        17.80           21.83          18.28
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (C)                    21.59**           7.10        (.28)      (15.69)          19.42**        29.60(B)
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($
in millions)                            186              156         297          490             736            145
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)                 1.59 *           1.67(d)     1.52         1.42            1.32*          1.47
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)                 1.58 *           1.66(d)     1.52         1.42            1.32*          1.31
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                             (.41)*           (.58)        .21          .25             .51*           .87
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)              48 *             19          47           50              83*            23
------------------------------------------------------------------------------------------------------------------------

                                                                            CLASS B
                                   -----------------------------------------------------------------------------------------
                                   SIX MONTHS                    YEAR ENDED                 ELEVEN MONTHS
                                    ENDED                       NOVEMBER 30,                  ENDED         YEAR ENDED
                                   MAY 31, 2001        ------------------------------       NOVEMBER 30,    DECEMBER 31,
                                   (UNAUDITED)         2000        1999         1998          1997            1996
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                               $15.80            17.15       17.33        21.46           18.14          14.48
----------------------------------------------------------------------------------------------------------------------------
Income from investment
operations:
Net investment income (loss)           (.10)(a)         (.24)(a)    (.11)(a)     (.12)           (.04)           .01(a)
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investment
transactions                           3.44            (1.11)       (.07)       (3.31)           3.36           4.11
----------------------------------------------------------------------------------------------------------------------------
Total from investment
operations                             3.34            (1.35)       (.18)       (3.43)           3.32           4.12
----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                    --               --          --           --              --           (.03)
----------------------------------------------------------------------------------------------------------------------------
Net realized gains on
investment transactions                  --               --          --         (.70)             --           (.43)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                      --               --          --         (.70)             --           (.46)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $19.14            15.80       17.15        17.33           21.46          18.14
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (C)                    21.14**          (7.87)      (1.04)      (16.45)          18.30 **       28.54(B)
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($
in millions)                            167              144         262          390             412             99
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)                 2.38 *           2.49 (d)    2.36         2.34            2.34 *         2.49
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)                 2.38 *           2.48 (d)    2.36         2.34            2.34 *         2.12
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                            (1.20)*          (1.40)       (.63)        (.67)           (.51)*          .06
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)              48 *             19          47           50              83 *           23
----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                        CLASS C
                                   ---------------------------------------------------------------------------------
                                   SIX MONTHS                    YEAR ENDED             ELEVEN MONTHS
                                     ENDED                      NOVEMBER 30,              ENDED         YEAR ENDED
                                   MAY 31, 2001        ------------------------------   NOVEMBER 30,    DECEMBER 31,
                                   (UNAUDITED)         2000        1999         1998      1997            1996
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                $15.91           17.24       17.39        21.51       18.17          14.48
--------------------------------------------------------------------------------------------------------------------
Income from investment
operations:
Net investment income (loss)            (.11)(a)        (.21)(a)    (.09)(a)     (.12)       (.03)           .01(a)
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investment
transactions                            3.46           (1.12)       (.06)       (3.30)       3.37           4.14
--------------------------------------------------------------------------------------------------------------------
Total from investment
operations                              3.35           (1.33)       (.15)       (3.42)       3.34           4.15
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                     --              --          --           --          --           (.03)
--------------------------------------------------------------------------------------------------------------------
Net realized gains on
investment transactions                   --              --          --         (.70)         --           (.43)
--------------------------------------------------------------------------------------------------------------------
Total distributions                       --              --          --         (.70)         --           (.46)
--------------------------------------------------------------------------------------------------------------------
Net assets value, end of
period                                $19.26           15.91       17.24        17.39       21.51          18.17
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (C)                     21.06**         (7.71)       (.86)      (16.37)      18.38 **       28.77(B)
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($
in millions)                              33              29          57           91         100             20
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)                  2.46 *          2.32 (d)    2.25         2.28        2.24 *         2.19
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)                  2.46 *          2.31 (d)    2.25         2.28        2.24 *         2.06
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                             (1.28)*         (1.23)       (.52)        (.61)       (.41)*          .12
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)               48 *            19          47           50          83 *           23
--------------------------------------------------------------------------------------------------------------------

                                                                        CLASS I
                                   ---------------------------------------------------------------------------------
                                   SIX MONTHS                    YEAR ENDED             ELEVEN MONTHS
                                     ENDED                      NOVEMBER 30,              ENDED         YEAR ENDED
                                   MAY 31, 2001        ------------------------------   NOVEMBER 30,    DECEMBER 31,
                                   (UNAUDITED)         2000        1999         1998      1997            1996
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                $17.02           18.19       18.13        22.08       18.40          14.52
--------------------------------------------------------------------------------------------------------------------
Income from investment
operations:
Net investment income (loss)             .02(a)          .03(a)      .15(a)       .28         .13            .25(a)
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investment
transactions                            3.72           (1.20)       (.09)       (3.53)       3.55           4.13
--------------------------------------------------------------------------------------------------------------------
Total from investment
operations                              3.74           (1.17)        .06        (3.25)       3.68           4.38
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                     --              --          --           --          --           (.07)
--------------------------------------------------------------------------------------------------------------------
Net realized gains on
investment transactions                   --              --          --         (.70)         --           (.43)
--------------------------------------------------------------------------------------------------------------------
Total distributions                       --              --          --         (.70)         --           (.50)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $20.76           17.02       18.19        18.13       22.08          18.40
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                       21.97**         (6.43)        .33       (15.14)      20.00**        30.28(B)
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($
in millions)                               6               3           6            9          15              9
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)                   .93*            .92(d)      .92          .86         .89*           .84
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)                   .92*            .91(d)      .92          .86         .89*           .84
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                               .24*            .18         .81          .81         .94*          1.34
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)               48*             19          47           50          83*            23
--------------------------------------------------------------------------------------------------------------------

 * Annualized

** Not Annualized

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.62% and 1.61%, 2.43% and 2.42%, 2.26% and 2.25% and .89% and .88% for Class A, Class B,
    Class C and Class I respectively.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Scudder Small Cap Value Fund (the "Fund"), formerly
                             Kemper Small Cap Value Fund, is a diversified series of Scudder Value Series, Inc. (the
                             "Corporation") which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price or, if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

NOTES TO FINANCIAL STATEMENTS

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At November 30, 2000, the Fund had a tax basis net loss carryforward of approximately $69,500,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until November 30, 2006 ($5,735,000) and November 30, 2007 ($63,765,000), the respective expiration dates, or whichever occurs first. In addition, from November 1, 2000 through November 30, 2000 the Fund incurred approximately $1,200,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended October 31, 2001.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             OTHER. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASE & SALES
     OF SECURITIES           For the six months ended May 31, 2001, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                              $ 84,492,895

                             Proceeds from sales                     104,114,477

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              As described in Note 7, Zurich Scudder Investments,
                             Inc., formerly Scudder Kemper Investments, Inc.
                             ("ZSI" or the "Adviser") has initiated a restructuring program. As part of this reorganization the Fund has entered into an Administrative Agreement. The Agreement was effective May 29, 2001. The terms of the newly adopted and pre-existing agreements are set out below.

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with ZSI. The Fund pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $1,345,681 for the six months ended May 31, 2001. This was equivalent to an annualized effective rate of .75% for the six months ended May 31, 2001.

NOTES TO FINANCIAL STATEMENTS

                             ADMINISTRATIVE FEE. Effective May 29, 2001, the Fund, as approved by the Fund's Board of Directors, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, ZSI provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above), in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee"). The Administrative Fee under the Administrative Agreement for Class A, Class B, Class C and Class I shares, for the period May 29, 2001 through May 31, 2001, was equal to an annualized effective rate of 0.325%, 0.375%, 0.350% and 0.100%, respectively, of average daily net assets, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by Zurich Scudder under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including fees and expenses of their independent counsel).

                             In return for the services provided, each Fund will pay ZSI an Administrative Fee. For the period May 29, 2001 through May 31, 2001, the Administrative Fee was as follows:

                                                                                                           UNPAID AT
                                                                                                TOTAL       MAY 31,
                                                        ADMINISTRATIVE FEES                   AGGREGATED     2001
                                       -----------------------------------------------------------------------------
                                       Class A                                                 $ 7,119      $ 7,119
                                       Class B                                                   7,257        7,257
                                       Class C                                                   1,365        1,365
                                       Class I                                                      48           48
                                                                                               -------      -------
                                                                                               $15,789      $15,789

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Scudder Distributors, Inc. ("SDI") formerly Kemper Distributors, Inc. Underwriting commissions retained by SDI in connection with the distribution of Class A shares for the six months ended May 31, 2001 are $23,665.

                             For services under the distribution services agreement, the Fund pays SDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, SDI receives any contingent deferred sales charge ("CDSC") from redemptions of Class B and Class C shares. Distribution fees and CDSC received by SDI for the six months ended May 31, 2001 are $915,531, of which $123,524 is unpaid at May 31, 2001.

NOTES TO FINANCIAL STATEMENTS

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with SDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays SDI a fee at an annual rate of up to .25% of average daily net assets of each class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by the Fund to SDI for the six months ended May 31, 2001 were $428,428, of which $77,246 was unpaid at May 31, 2001. In addition, $105 was paid by SDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Scudder Investments Service Company ("SISC") formerly Kemper Service Company is the shareholder service agent of the Fund. Under the agreement, SISC received shareholder services fees of $736,480 for the six months ended May 31, 2001.

                             Effective May 29, 2001 the above fees are paid by the Advisor in accordance with the Administrative Agreement.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the Fund are also officers of the Advisor. For the six months ended May 31, 2001, the Fund made no payments to is officers and incurred directors' fees of $16,354 to independent directors.

                             ZURICH SCUDDER CASH MANAGEMENT QP TRUST. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Trust does not receive the management fee for the Fund's investment in the Trust. Distributions from the Trust to the Fund for the six months ended May 31, 2001, totaled $24,441 and are reflected as dividend income on the statement of operations.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                    SIX MONTHS ENDED                     YEAR ENDED
                                                                      MAY 31, 2001                   NOVEMBER 30, 2000
                                                              ----------------------------      ----------------------------
                                                                SHARES          AMOUNT            SHARES          AMOUNT
                                       SHARES SOLD
                                       -------------------------------------------------------------------------------------
                                        Class A                10,706,860    $ 198,828,200       21,984,536    $ 390,657,314
                                       -------------------------------------------------------------------------------------
                                        Class B                   865,213       15,402,175        1,640,621       28,004,147
                                       -------------------------------------------------------------------------------------
                                        Class C                   260,147        4,642,943          608,668       10,474,847
                                       -------------------------------------------------------------------------------------
                                        Class I                   152,914        2,899,326           73,868        1,363,817
                                       -------------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       -------------------------------------------------------------------------------------
                                        Class A               (10,984,544)    (203,331,337)     (29,405,375)    (522,710,072)
                                       -------------------------------------------------------------------------------------
                                        Class B                (1,191,352)     (20,883,867)      (7,631,289)    (130,687,485)
                                       -------------------------------------------------------------------------------------
                                        Class C                  (341,805)      (5,985,456)      (2,147,358)     (36,889,400)
                                       -------------------------------------------------------------------------------------
                                        Class I                   (70,640)      (1,351,264)        (186,270)      (3,374,404)
                                       -------------------------------------------------------------------------------------
                                       CONVERSION OF SHARES
                                       -------------------------------------------------------------------------------------
                                        Class A                    51,547          949,727          174,507        3,086,111
                                       -------------------------------------------------------------------------------------
                                        Class B                   (53,948)        (949,727)        (181,207)      (3,086,111)
                                       -------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                          CAPITAL SHARE TRANSACTIONS         $  (9,779,280)                    $(263,161,236)
                                       -------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended May 31, 2001, the Fund's custodian and transfer agent fees were reduced by $3,391 and $3,580, respectively, under these arrangements.

                             Effective May 29, 2001, transfer agent credits will no longer be used to reduce Fund expenses.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several affiliated funds ("the
                             Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are changed an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants.
                             Interest is calculated at the Federal Funds Rate plus .5%. The Fund may borrow up to a maximum of 33 percent of its net assets under this agreement.

--------------------------------------------------------------------------------

7    REORGANIZATION          ZSI has initiated a program to reorganize and
                             combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

An annual shareholders' meeting was held on May 24, 2001, for Scudder Small Cap Value Fund. Shareholders were asked to vote on three issues: election of members to the Board of Trustees, to approve a Rule 12b-1 Plan (for Class A) and an Amendment and Restated Rule 12b-1 Plan (for each of Class B and Class C), and ratification of Ernst & Young LLP as independent auditors. The following are the results for each issue:

1) Election of Trustees (effective July 1, 2001)

                              Affirmative    Withhold
      John W. Ballantine      74,846,653     1,361,851
      Lewis A. Burnham        74,823,269     1,385,235
      Mark S. Casady          74,831,245     1,377,258
      Linda C. Coughlin       74,842,457     1,366,047
      Donald L. Dunaway       74,872,630     1,335,874
      James R. Edgar          74,840,908     1,367,596
      William F. Glavin       74,843,308     1,365,196
      Robert B. Hoffman       74,842,718     1,365,786
      Shirley D. Peterson     74,850,780     1,357,724
      Fred B. Renwick         74,803,925     1,404,578
      William P. Sommers      74,833,870     1,374,633
      John Weithers           74,825,565     1,382,938

2) To approve a Rule 12b-1 Plan (for Class A) and an Amendment and Restated Rule 12b-1 Plan (for each of Class B and Class C) (effective June 21, 2001).

      Affirmative  Against    Abstain
      73,618,616   295,852   2,294,035

3) To ratify the selection of Ernst & Young LLP as independent auditors for the Fund for the Fund's current fiscal year.

      Affirmative  Against   Abstain
      5,424,691    144,608   133,055

NOTES

NOTES

NOTES

DIRECTORS&OFFICERS

DIRECTORS                         OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    LINDA J. WONDRACK
Director                          President                         Vice President

LINDA C. COUGHLIN                 PHILIP J. COLLORA                 MAUREEN E. KANE
Chairperson, Director             Vice President and                Secretary
and Vice President                Assistant Secretary
                                                                    CAROLINE PEARSON
JAMES R. EDGAR                    JAMES M. EYSENBACH                Assistant Secretary
Director                          Vice President
                                                                    BRENDA LYONS
ARTHUR R. GOTTSCHALK              JOHN R. HEBBLE                    Assistant Secretary
Director                          Treasurer

FREDERICK T. KELSEY               KATHRYN L. QUIRK
Director                          Vice President

FRED B. RENWICK                   THOMAS F. SASSI
Director                          Vice President

JOHN G. WEITHERS                  WILLIAM F. TRUSCOTT
Director                          Vice President

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           SCUDDER INVESTMENTS SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT                           ERNST & YOUNG LLP
AUDITORS                              233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL                             SCUDDER DISTRIBUTORS, INC.
UNDERWRITER                           222 South Riverside Plaza Chicago, IL 60606
                                      www.scudder.com


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unless preceded or accompanied by a
Scudder Equity Fund/Value Style prospectus.
SSCVF - 3 (7/25/01) 13411